Exhibit 4.1

Great China Mania Holdings, Inc.

INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA

AUTHORIZED: 375,000,000 COMMON SHARES, $.01 PAR VALUE

SEE REVERSE FOR

CERTAIN DEFINITIONS

NUMBER: _____________	CUSIP: __________

This Certifies That:

Is The Owner Of:

FULLY PAID AND NON-ASSESSABLE SHARES, $.01 PAR VALUE, OF

Great China Mania Holdings, Inc.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

In Witness Whereof, the Corporation has caused this Certificate to be signed in facsimile by its duly authorized officers and the facsimile seal of the Corporation to be duly affixed hereto.

DATED:  __________________

By:	/s/ Yau Wai Hung
Name: Title:	Yau Wai Hung Chief Executive Officer

Great China Mania Holdings, Inc.

Island Stock Transfer

Transfer Fee: As Required

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM as tenants in common
TEN ENT as tenants by the entireties
JT TEN as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT - Custodian for (Cust.) (Minor) under Uniform Gifts to Minors Act of (State)
Additional abbreviations may also be used though not in the above list.

For value received, ____________________________________ hereby sells, assigns and transfers unto ________________________________________________________________________________________________________________________________________________________________________ (please insert the social security or other identifying number of assignee, the name of assignee, and the address of the assignee) Shares of the Common Stock represented by the within Certificate(s) and do hereby irrevocably constitute and appoint _________________________________________ Attorney to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated ________________

SIGNATURE GUARANTEED:	X __________________________________________________
X __________________________________________________

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM

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